SECURITIES AND EXCHANGE COMMISSION

                                        WASHINGTON, D.C. 20549


                                              FORM 8-K


                                      Current Report Pursuant
                                   to Section 13 or 15(d) of the
                                  Securities Exchange Act of 1934


                                         December 6, 1999
                          Date of Report (Date of earliest event reported)



                                         RUBY TUESDAY, INC.
                         (Exact name of registrant as specified in its charter)


            GEORGIA                    1-12454               63-0475239
  (State or other jurisdiction     (Commission File        (IRS Employer
   of incorporation)                Number)              Identification No.)

            150 West Church Avenue, Maryville, Tennessee       37801
                (Address of principal executive offices)     (Zip Code)


                                      (865) 379-5700
               (Registrant's telephone number, including area code)


                                            N/A
               (Former name or former address, if changed since last report)


Items 1 through 3 (inclusive), 5, 6, and 8 not applicable.

Item 4  Changes in Registrant's Certifying Accountant.

        (a)     Previous Independent Accountant.

            (i)          On December 6, 1999 the Company determined not to
                   continue to engage Ernst & Young LLP as the Company's independent accountant.

            (ii)         The reports of Ernst & Young LLP on the financial
                   statements of the Company for each of the past two fiscal years ending 6/6/99 and 6/6/98, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii)        The decision to change accountants was recommended
                   by the Company's Audit Committee and was approved by the Company's Board of Directors.

            (iv)         During the Company's two most recent fiscal years
                   and through the date of this report, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference thereto in its report on the financial statements of the Company for such periods.

            (v)          The Company has requested that Ernst & Young LLP
                   furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 10, 1999, is filed as Exhibit 16 to this Form 8-K.


        (b)     Engagement of New Independent Accountant.

            (i)         KPMG LLP has been engaged by the Company as its new
                   independent accountant to audit the Company's financial statements, effective as of December 6, 1999.

            (ii)        Prior to the engagement of KPMG LLP, the Company had
                   not consulted with KPMG LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph
                   (a)(v) above.


Item 7  Financial Statements and Exhibits.

Exhibit No.        Description

   16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 10, 1999 pursuant to
                   Item 304(a)(3) of Regulation S-K.




                                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Ruby Tuesday, Inc.
                                       (Registrant)

                                       By: /s/ J. Russell Mothershed
                                       Title: Senior Vice President, Finance,
                                       Chief Financial Officer,
                                       Treasurer and Assistant Secretary
                                       (Principal Accounting Officer)

December 10, 1999
    Date












                               EXHIBIT INDEX


Exhibit No.        Description

   16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated December 10, 1999 pursuant to
                   Item 304(a)(3) of Regulation S-K.